UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2025

GENIE ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

1-35327
(Commission File Number)

Delaware	45-2069276
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On July 9, 2025, the Audit Committee of the Board of Directors of Genie Energy Ltd. (the “Company”) dismissed Zwick CPA, PLLC (“Zwick”) as the Company’s independent registered public accounting firm.

Zwick’s report on the Company’s consolidated financial statements as of December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through July 9, 2025, there were no disagreements between the Company and Zwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zwick, would have caused Zwick to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such periods.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through July 9, 2025, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

The Company has provided Zwick with a copy of the above disclosures and is requesting that Zwick furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of Zwick’s letter, dated July 9, 2025, is attached as Exhibit 16.1 to this Form 8-K.

(b) On July 9, 2025, the Audit Committee of the Board of Directors of the Company approved the appointment of CBIZ CPAs P.C. (“CBIZ”) to serve as the Company’s independent registered public accounting firm for the remainder of 2025. The decision to engage CBIZ was made after a competitive bidding process and evaluation. During the Company’s two most recent fiscal years and the subsequent interim period through July 9, 2025, the Company did not consult CBIZ with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Document
16.1	Letter from Zwick CPA, PLLC to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name: Michael Stein Title: Chief Executive Officer

Dated: July 10, 2025

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Document
16.1	Letter from Zwick CPA, PLLC to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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